GRAIL ADVISORS ACTIVELY MANAGED ETFS

SUPPLEMENT DATED JANUARY 5, 2011
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

GRAIL AMERICAN BEACON LARGE CAP VALUE ETF

RP GROWTH ETF

RP FOCUSED LARGE CAP GROWTH ETF

GRAIL McDONNELL INTERMEDIATE MUNICIPAL BOND ETF

GRAIL McDONNELL CORE TAXABLE BOND ETF

(THE “ETFS”)

This supplement updates the Prospectus and Statement of Additional Information of the Grail American Large Cap Value ETF, dated March 1, 2010, the Prospectus and Statement of Additional Information of the RP Growth ETF and RP Focused Large Cap Growth ETF, dated March 1, 2010, and the Prospectus and Statement of Additional Information of the Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF, dated December 31, 2009, as follows:

Grail Advisors, LLC (the “Manager”) has entered into a letter of intent concerning a transaction involving its ownership interests in order to enable it to continue its operations, including paying its future obligations under its fee waiver and expense reimbursement agreements.  A sale of the Manager’s interests, if consummated, may result in the assignment of its existing advisory agreements with the ETFs, requiring shareholder approval in order for the Manager to continue as an ETF’s investment adviser. A sale of the Manager’s interests, if consummated, may, depending upon a buyer’s future plans, result in the liquidation of certain ETFs.  If the Manager is unsuccessful in its efforts to consummate a transaction or to recapitalize, all of the ETFs may be liquidated.  The Board of Trustees of the Trust has the authority to approve the liquidation of each ETF, without shareholder approval.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.